EXHIBIT 99.A

EL PASO CORPORATION
Operating Statistics
Fourth Quarter 2004

The Operating Statistics have been restated. For restatement of

Historical Financial Statements, see Form 10-K of El Paso Corporation.

Table of Contents

Page
Consolidated Statements of Income	2

Segment Information	3

Consolidated Operating Results
Consolidated Net Income	4
Consolidated Earnings Before Interest Expense and Income Taxes (EBIT)	5

Business Segment Results

Pipeline Group
Earnings Before Interest Expense and Income Taxes	6
Throughput	7

Non-regulated Group
Earnings Before Interest Expense and Income Taxes	8

Production
Earnings Before Interest Expense and Income Taxes	9
Sales Volumes, Realized Prices and Costs Per Unit	10

Marketing and Trading
Earnings Before Interest Expense and Income Taxes	11
Operating Data	12

Power
Earnings Before Interest Expense and Income Taxes	13
Operating Data	14

Field Services
Earnings Before Interest Expense and Income Taxes	15
Volumes and Rates	16

Other non-regulated
Earnings Before Interest Expense and Income Taxes	17

Schedule of Significant Items	18

EL PASO CORPORATION

CONSOLIDATED STATEMENTS OF INCOME
(In millions, except per share amounts)

(UNAUDITED)

The Operating Statistics have been restated. For restatement of

Historical Financial Statements, see Form 10-K of El Paso Corporation.

	4th Quarter Ended		Twelve Months Ended
	December 31,		December 31,
	2004	2003	2004	2003
Operating revenues	$1,364	$1,557	$5,874	$6,668

Operating expenses
Cost of products and services	148	403	1,363	1,818
Operation and maintenance	623	479	1,872	2,005
Loss on long-lived assets	271	397	1,092	860
Western Energy Settlement	—	1	—	104
Ceiling test charges	—	—	—	5
Depreciation, depletion and amortization	280	279	1,088	1,176
Taxes, other than income taxes	56	66	253	295

	1,378	1,625	5,668	6,263

Operating income (loss)	(14)	(68)	206	405

Equity earnings and other income (expense)	(248)	330	649	364

Earnings (loss) before interest expense, income taxes, and other charges	(262)	262	855	769

Interest and debt expense	378	439	1,607	1,791

Return on preferred interests of consolidated subsidiaries	7	7	25	52

Loss before income taxes	(647)	(184)	(777)	(1,074)

Income taxes (benefit)	(99)	(18)	25	(469)

Loss from continuing operations	(548)	(166)	(802)	(605)

Discontinued operations, net of income taxes	4	(119)	(146)	(1,314)

Cumulative effect of accounting changes, net of income taxes	—	—	—	(9)

Net loss	$(544)	$(285)	$(948)	$(1,928)

Diluted earnings (loss) per common share
Loss from continuing operations	$(0.86)	$(0.27)	$(1.25)	$(1.01)
Discontinued operations, net of income taxes	0.01	(0.20)	(0.23)	(2.20)
Cumulative effect of accounting changes, net of income taxes	—	—	—	(0.02)

Net loss per common share	$(0.85)	$(0.47)	$(1.48)	$(3.23)

Diluted average common shares outstanding (000’s)	639,320	601,511	638,948	597,051

EL PASO CORPORATION
SEGMENT INFORMATION
(UNAUDITED)

	2004				2003				Year-to-Date
(In millions)	First	Second	Third	Fourth	First	Second	Third	Fourth	2004	2003	2002

Operating revenues
Pipeline Group	$721	$617	$604	$709	$753	$620	$598	$676	$2,651	$2,647	$2,610

Non-regulated Group
Production	446	430	400	459	735	568	452	386	1,735	2,141	1,931
Marketing and Trading	(159)	(141)	(120)	(88)	(388)	(276)	82	(53)	(508)	(635)	(1,324)
Power (1)	207	236	181	171	242	343	323	268	795	1,176	1,672
Field Services	387	428	426	121	558	378	326	267	1,362	1,529	2,029
Other non-regulated (2)	43	28	31	28	35	32	29	27	130	123	166
Non-regulated eliminations (2)	(78)	(64)	(72)	(51)	(95)	(86)	(86)	(5)	(265)	(272)	(185)

Non-regulated Group Total	846	917	846	640	1,087	959	1,126	890	3,249	4,062	4,289
Corporate Group and eliminations (2)	(10)	(10)	(21)	15	(12)	(10)	(10)	(9)	(26)	(41)	(18)

Consolidated total	1,557	1,524	1,429	1,364	1,828	1,569	1,714	1,557	5,874	6,668	6,881

Depreciation, depletion and amortization
Pipeline Group	100	101	104	105	95	101	95	95	410	386	374

Non-regulated Group
Production	140	131	136	141	158	141	136	141	548	576	601
Marketing and Trading	3	3	4	3	7	6	9	3	13	25	11
Power (1)	16	12	14	12	20	27	23	21	54	91	45
Field Services	3	4	3	2	10	8	7	6	12	31	56
Other non-regulated (2)	2	2	2	3	11	7	1	3	9	22	29

Non-regulated Group Total	164	152	159	161	206	189	176	174	636	745	742
Corporate Group and eliminations (2)	11	10	7	14	11	12	12	10	42	45	43

Consolidated total	275	263	270	280	312	302	283	279	1,088	1,176	1,159

Operating income (loss)
Pipeline Group	348	260	218	303	384	112	267	300	1,129	1,063	788

Non-regulated Group
Production	203	202	147	174	437	308	183	145	726	1,073	803
Marketing and Trading	(175)	(154)	(139)	(94)	(441)	(306)	35	(107)	(562)	(819)	(1,993)
Power (1)	(188)	56	(48)	(228)	(5)	68	26	(102)	(408)	(13)	352
Field Services	10	7	(477)	(5)	—	(15)	(8)	(170)	(465)	(193)	273
Other non-regulated (2)	17	(1)	4	5	(87)	(417)	(15)	(78)	25	(597)	(300)

Non-regulated Group Total	(133)	110	(513)	(148)	(96)	(362)	221	(312)	(684)	(549)	(865)
Corporate Group and eliminations (2)	(10)	—	(60)	(169)	(24)	(22)	(7)	(56)	(239)	(109)	(94)

Consolidated total	205	370	(355)	(14)	264	(272)	481	(68)	206	405	(171)

Earnings (loss) before interest expense and income taxes (EBIT)
Pipeline Group	386	308	268	369	429	145	301	359	1,331	1,234	828

Non-regulated Group
Production	204	204	150	176	446	312	185	148	734	1,091	808
Marketing and Trading	(172)	(152)	(138)	(85)	(434)	(298)	28	(105)	(547)	(809)	(1,977)
Power (1)	(139)	102	(7)	(525)	(196)	185	67	(84)	(569)	(28)	12
Field Services	36	27	61	(4)	27	(56)	32	130	120	133	289
Other non-regulated (2)	18	(4)	5	8	(97)	(417)	(14)	(75)	27	(603)	(299)

Non-regulated Group Total	(53)	177	71	(430)	(254)	(274)	298	14	(235)	(216)	(1,167)
Corporate Group and eliminations (2)	9	13	(62)	(201)	(50)	(98)	10	(111)	(241)	(249)	(88)

Consolidated total	$342	$498	$277	$(262)	$125	$(227)	$609	$262	$855	$769	$(427)

Total significant items impacting EBIT (3)	$269	$39	$109	$666	$388	$628	$73	$179	$1,083	$1,268	$1,889

(1)	Including the consolidation of Chaparral effective January 1, 2003 and Gemstone effective April 1, 2003

(2)	Included in Corporate results in SEC 2004 filings

(3)	Refer to Schedule of Significant Items on page 18 for details

EL PASO CORPORATION
CONSOLIDATED NET INCOME
(UNAUDITED)

	2004				2003				Year-to-Date
(In millions, except per share amounts)	First	Second	Third	Fourth	First	Second	Third	Fourth	2004	2003	2002

Operating revenues	$1,557	$1,524	$1,429	$1,364	$1,828	$1,569	$1,714	$1,557	$5,874	$6,668	$6,881
Operating expenses	1,352	1,154	1,784	1,378	1,564	1,841	1,233	1,625	5,668	6,263	7,052

Operating income (loss)	205	370	(355)	(14)	264	(272)	481	(68)	206	405	(171)

Equity earnings and other income (expense)	137	128	632	(248)	(139)	45	128	330	649	364	(256)

Earnings (loss) before interest expense, income taxes and other charges	342	498	277	(262)	125	(227)	609	262	855	769	(427)

Interest and debt expense	423	410	396	378	414	463	475	439	1,607	1,791	1,297
Return on preferred interests of consolidated subsidiaries	6	6	6	7	21	17	7	7	25	52	159

Income (loss) before income taxes	(87)	82	(125)	(647)	(310)	(707)	127	(184)	(777)	(1,074)	(1,883)

Income taxes (benefit)	10	37	77	(99)	(103)	(410)	62	(18)	25	(469)	(641)

Income (loss) from continuing operations	(97)	45	(202)	(548)	(207)	(297)	65	(166)	(802)	(605)	(1,242)

Discontinued operations, net of income taxes	(109)	(29)	(12)	4	(215)	(939)	(41)	(119)	(146)	(1,314)	(425)

Cumulative effect of accounting changes, net of income taxes:
Adoption of Derivatives Issue No. C - 16	—	—	—	—	—	—	—	—	—	—	14
Adoption of SFAS No. 143 - retirement obligation	—	—	—	—	(9)	—	—	—	—	(9)	—
Adoption of EITF Issue No. 02-3	—	—	—	—	—	—	—	—	—	—	(222)

Total cumulative effect of accounting changes, net of income taxes	—	—	—	—	(9)	—	—	—	—	(9)	(208)

Consolidated net income (loss)	$(206)	$16	$(214)	$(544)	$(431)	$(1,236)	$24	$(285)	$(948)	$(1,928)	$(1,875)

Diluted earnings (loss) per common share	$(0.32)	$0.03	$(0.33)	$(0.85)	$(0.72)	$(2.07)	$0.04	$(0.47)	$(1.48)	$(3.23)	$(3.35)

Diluted average common shares outstanding (000’s)	638,212	639,119	639,163	639,320	595,059	595,569	596,079	601,511	638,948	597,051	559,521

Pretax Significant Items impacting EBIT (1)	$269	$39	$109	$666	$388	$628	$73	$179	$1,083	$1,268	$1,889

(1)	Refer to Schedule of Significant Items on page 18 for details

EL PASO CORPORATION
CONSOLIDATED EARNINGS BEFORE INTEREST EXPENSE AND INCOME TAXES

(UNAUDITED)

	2004				2003				Year-to-Date
(In millions)	First	Second	Third	Fourth	First	Second	Third	Fourth	2004	2003	2002

Operating revenues
Pipeline Group	$721	$617	$604	$709	$753	$620	$598	$676	$2,651	$2,647	$2,610

Non-regulated Group
Production	446	430	400	459	735	568	452	386	1,735	2,141	1,931
Marketing and Trading	(159)	(141)	(120)	(88)	(388)	(276)	82	(53)	(508)	(635)	(1,324)
Power (1)	207	236	181	171	242	343	323	268	795	1,176	1,672
Field Services	387	428	426	121	558	378	326	267	1,362	1,529	2,029
Other non-regulated (2)	43	28	31	28	35	32	29	27	130	123	166
Non-regulated eliminations (2)	(78)	(64)	(72)	(51)	(95)	(86)	(86)	(5)	(265)	(272)	(185)

Non-regulated Group Total	846	917	846	640	1,087	959	1,126	890	3,249	4,062	4,289
Corporate Group and eliminations (2)	(10)	(10)	(21)	15	(12)	(10)	(10)	(9)	(26)	(41)	(18)

Total	1,557	1,524	1,429	1,364	1,828	1,569	1,714	1,557	5,874	6,668	6,881

Operating expenses
Cost of products and services	390	435	390	148	605	448	362	403	1,363	1,818	2,468
Operation and maintenance	401	373	475	623	556	502	468	479	1,872	2,005	2,086
Loss on long-lived assets	222	17	582	271	14	395	54	397	1,092	860	181
Western Energy Settlement	—	—	—	—	—	123	(20)	1	—	104	899
Ceiling test charges	—	—	—	—	—	—	5	—	—	5	5
Depreciation, depletion and amortization	275	263	270	280	312	302	283	279	1,088	1,176	1,159
Taxes, other than income taxes	64	66	67	56	77	71	81	66	253	295	254

Total	1,352	1,154	1,784	1,378	1,564	1,841	1,233	1,625	5,668	6,263	7,052

Consolidated operating income (loss)	205	370	(355)	(14)	264	(272)	481	(68)	206	405	(171)

Equity earnings and other income (expense)	137	128	632	(248)	(139)	45	128	330	649	364	(256)

Earnings (loss) before interest expense and income taxes	$342	$498	$277	$(262)	$125	$(227)	$609	$262	$855	$769	$(427)

(1)	Including the consolidation of Chaparral effective January 1, 2003 and Gemstone effective April 1, 2003

(2)	Included in Corporate results in SEC 2004 filings

PIPELINE GROUP

EARNINGS BEFORE INTEREST EXPENSE AND INCOME TAXES

(Excludes Intrasegment Transactions)

	2004				2003				Year-to-Date
(In millions)	First	Second	Third	Fourth	First	Second	Third	Fourth	2004	2003	2002

Operating revenues	$721	$617	$604	$709	$753	$620	$598	$676	$2,651	$2,647	$2,610

Operating expenses
Operation and maintenance	234	219	244	271	237	235	221	249	968	942	924
Gain on long-lived assets	(1)	—	—	—	—	(8)	(1)	(1)	(1)	(10)	(13)
Western Energy Settlement	—	—	—	—	—	146	(20)	1	—	127	412
Depreciation, depletion and amortization	100	101	104	105	95	101	95	95	410	386	374
Taxes, other than income taxes	40	37	38	30	37	34	36	32	145	139	125

Total	373	357	386	406	369	508	331	376	1,522	1,584	1,822

Operating income	348	260	218	303	384	112	267	300	1,129	1,063	788

Equity earnings and other income	38	48	50	66	45	33	34	59	202	171	40

Earnings before interest expense and income taxes (EBIT)	$386	$308	$268	$369	$429	$145	$301	$359	$1,331	$1,234	$828

Significant items:
Operating expenses	$4	$1	$—	$(1)	$—	$—	$(3)	$2	$4	$(1)	$1
Western Energy Settlement and related expenses	—	—	—	—	—	154	(20)	1	—	135	412
Equity earnings and other income	—	—	(4)	(15)	—	—	—	(16)	(19)	(16)	137

Total Significant Items	$4	$1	$(4)	$(16)	$—	$154	$(23)	$(13)	$(15)	$118	$550

PIPELINE GROUP

THROUGHPUT

(Excludes Intrasegment Volumes)
(BBtu/d)

	2004				2003				Year-to-Date
	First	Second	Third	Fourth	First	Second	Third	Fourth	2004	2003	2002

Tennessee Gas Pipeline	5,385	4,321	3,858	4,322	5,991	4,266	3,960	4,648	4,469	4,710	4,596
American Natural Resources	4,946	3,838	3,577	3,914	5,461	3,826	3,586	4,079	4,067	4,232	4,130
Southern Natural Gas	2,589	2,035	1,984	2,046	2,451	2,016	1,890	2,053	2,163	2,101	2,151
El Paso Natural Gas (1)	3,981	4,152	4,432	4,371	4,069	3,925	4,198	4,069	4,235	4,066	4,065
Colorado Interstate Gas (2)	2,824	2,720	2,678	2,957	2,933	2,602	2,639	2,799	2,795	2,743	2,768
El Paso Gas Transmission Mexico, S. de R.L.(3)	50	50	50	50	50	50	50	50	50	50	14

Total	19,775	17,116	16,579	17,660	20,955	16,685	16,323	17,698	17,779	17,902	17,724

Equity Investments (Ownership Percentage)
Citrus (50%)	921	1,029	1,119	959	917	954	1,071	982	1,007	981	1,002
Great Lakes (50%)	1,131	1,096	1,079	1,094	1,437	1,092	1,109	1,098	1,100	1,183	1,189
Samalayuca & Gloria a Dios (3)	208	219	228	210	191	197	218	210	216	204	217
San Fernando (50%) (3)	475	475	475	475	—	—	—	258	475	65	—

Total	2,735	2,819	2,901	2,738	2,545	2,243	2,398	2,548	2,798	2,433	2,408

Total throughput (4)	22,510	19,935	19,480	20,398	23,500	18,928	18,721	20,246	20,577	20,335	20,132

(1)	Including Mojave Pipeline Company (MPC)

(2)	Including Wyoming Interstate Company (WIC) and Cheyenne Plains Gas Pipeline (CPG)

(3)	Projects were transferred from Power segment effective January 1, 2004

(4)	Excluding volumes related to our equity investment in Portland Natural Gas Transmission System, EPIC Energy Australia Trust and Alliance Pipeline which were sold

NON-REGULATED GROUP
EARNINGS BEFORE INTEREST EXPENSE AND INCOME TAXES
(Excludes Intrasegment Transactions)

	2004				2003				Year-to-Date
(In millions)	First	Second	Third	Fourth	First	Second	Third	Fourth	2004	2003	2002

Operating revenues
Production	$446	$430	$400	$459	$735	$568	$452	$386	$1,735	$2,141	$1,931
Marketing and Trading	(159)	(141)	(120)	(88)	(388)	(276)	82	(53)	(508)	(635)	(1,324)
Power (1)	207	236	181	171	242	343	323	268	795	1,176	1,672
Field Services	387	428	426	121	558	378	326	267	1,362	1,529	2,029
Other non-regulated (2)	43	28	31	28	35	32	29	27	130	123	166
Non-regulated eliminations (2)	(78)	(64)	(72)	(51)	(95)	(86)	(86)	(5)	(265)	(272)	(185)

Total	846	917	846	640	1,087	959	1,126	890	3,249	4,062	4,289

Operating expenses
Cost of products and services	346	398	361	109	556	401	329	353	1,214	1,639	2,310
Operation and maintenance	222	208	231	236	382	322	297	248	897	1,249	1,311
Loss on long-lived assets	226	22	582	271	5	401	57	397	1,101	860	193
Western Energy Settlement	—	—	—	—	—	(25)	—	—	—	(25)	487
Ceiling test charges	—	—	—	—	—	—	5	—	—	5	5
Depreciation, depletion and amortization	164	152	159	161	206	189	176	174	636	745	742
Taxes, other than income taxes	21	27	26	11	34	33	41	30	85	138	106

Total	979	807	1,359	788	1,183	1,321	905	1,202	3,933	4,611	5,154

Operating income (loss)	(133)	110	(513)	(148)	(96)	(362)	221	(312)	(684)	(549)	(865)

Equity earnings and other income (expense)	80	67	584	(282)	(158)	88	77	326	449	333	(302)

Earnings (loss) before interest expense and income taxes (EBIT)	$(53)	$177	$71	$(430)	$(254)	$(274)	$298	$14	$(235)	$(216)	$(1,167)

Significant items:
Operating expenses	$241	$24	$585	$273	$63	$410	$73	$399	$1,123	$945	$225
Western Energy Settlement and related expenses	—	—	—	—	—	(19)	—	—	—	(19)	487
Equity earnings and other income	19	16	(502)	356	304	58	25	(219)	(111)	168	532

Total Significant Items	$260	$40	$83	$629	$367	$449	$98	$180	$1,012	$1,094	$1,244

(1)	Including the consolidation of Chaparral effective January 1, 2003 and Gemstone effective April 1, 2003

(2)	Included in Corporate results in SEC 2004 filings

PRODUCTION
EARNINGS BEFORE INTEREST EXPENSE AND INCOME TAXES
(Excludes Intrasegment Transactions)

	2004				2003				Year-to-Date
(In millions)	First	Second	Third	Fourth	First	Second	Third	Fourth	2004	2003	2002

Operating revenues
Natural gas	$368	$363	$325	$372	$632	$494	$385	$320	$1,428	$1,831	$1,574
Oil, condensate and liquids	77	66	75	87	102	67	70	66	305	305	350
Other	1	1	—	—	1	7	(3)	—	2	5	7

Total operating revenues	446	430	400	459	735	568	452	386	1,735	2,141	1,931

Transportation and net product costs (1)	(14)	(13)	(13)	(14)	(30)	(20)	(17)	(15)	(54)	(82)	(109)

Total operating margin	432	417	387	445	705	548	435	371	1,681	2,059	1,822

Operating expenses
Depreciation, depletion and amortization	140	131	136	141	158	141	136	141	548	576	601
Production costs (2)	42	44	58	66	60	54	55	60	210	229	285
Ceiling test and other charges (3)	9	2	1	10	3	(4)	15	2	22	16	4
General and administrative expenses	36	37	47	53	44	47	44	25	173	160	122
Taxes, other than production and income taxes	2	1	(2)	1	3	2	2	(2)	2	5	7

Total	229	215	240	271	268	240	252	226	955	986	1,019

Operating income	203	202	147	174	437	308	183	145	726	1,073	803

Equity earnings and other income	1	2	3	2	9	4	2	3	8	18	5

Earnings before interest expense and income taxes (EBIT)	$204	$204	$150	$176	$446	$312	$185	$148	$734	$1,091	$808

Significant items:
Ceiling test charges	$—	$—	$—	$—	$—	$—	$5	$—	$—	$5	$5
Other operating expenses	9	2	1	10	3	(4)	10	2	22	11	—

Total Significant items	$9	$2	$1	$10	$3	$(4)	$15	$2	$22	$16	$5

(1)	Amounts are included in operating expenses on our consolidated statement of income

(2)	Production costs include lease operating costs and production related taxes (including ad valorem and severance taxes)

(3)	Other charges include restructuring costs and (gain) loss on long-lived assets

PRODUCTION
SALES VOLUMES, REALIZED PRICES AND COSTS PER UNIT

	2004				2003				Year-to-Date
	First	Second	Third	Fourth	First	Second	Third	Fourth	2004	2003	2002

Natural Gas Sales Volumes from Continuing Operations (MMcf)
Onshore	18,784	18,504	20,204	20,143	25,572	20,824	19,249	17,781	77,635	83,426	123,993
Offshore	24,574	19,502	15,810	14,830	35,884	33,166	28,300	28,482	74,716	125,832	151,072
Texas Gulf Coast	22,341	23,529	20,616	19,172	36,420	39,251	29,097	24,736	85,658	129,504	195,017
International	—	—	2,652	4,196	—	—	—	—	6,848	—	—

Total Natural Gas Sales Volumes from Continuing Operations	65,699	61,535	59,282	58,341	97,876	93,241	76,646	70,999	244,857	338,762	470,082

Total Natural Gas Sales Volumes from Discontinued Operations (2)	4,694	101	46	429	3,867	3,616	3,780	4,273	5,270	15,536	16,841

Total Natural Gas Sales Volumes	70,393	61,636	59,328	58,770	101,743	96,857	80,426	75,272	250,127	354,298	486,923

Oil, Condensate and Liquids Sales Volumes from Continuing Operations (MBbls)
Onshore	268	299	288	301	477	286	321	290	1,156	1,374	2,423
Offshore	1,493	909	1,007	981	2,068	1,401	1,256	1,472	4,390	6,197	9,876
Texas Gulf Coast	949	729	583	691	1,047	890	1,274	996	2,952	4,207	4,163
International	—	—	135	185	—	—	—	—	320	—	—

Total Oil, Condensate and Liquids Sales Volumes from Continuing Operations	2,710	1,937	2,013	2,158	3,592	2,577	2,851	2,758	8,818	11,778	16,462

Total Oil, Condensate and Liquids Sales Volumes from Discontinued Operations (2)	58	—	—	—	132	67	40	70	58	309	1,052

Total Oil, Condensate and Liquids Sales Volumes	2,768	1,937	2,013	2,158	3,724	2,644	2,891	2,828	8,876	12,087	17,514

Equivalent Sales Volumes from Continuing Operations (MMcfe)
Onshore	20,392	20,298	21,933	21,948	28,436	22,545	21,175	19,520	84,571	91,676	138,534
Offshore	33,532	24,956	21,845	20,718	48,291	41,572	35,835	37,314	101,051	163,012	210,322
Texas Gulf Coast	28,034	27,903	24,117	23,318	42,699	44,588	36,742	30,715	103,372	154,744	219,996
International	—	—	3,464	5,308	—	—	—	—	8,772	—	—

Total Equivalent Sales Volumes from Continuing Operations	81,958	73,157	71,359	71,292	119,426	108,705	93,752	87,549	297,766	409,432	568,852

Total Equivalent Sales Volumes from Discontinued Operations (2)	5,043	101	46	429	4,660	4,018	4,018	4,692	5,619	17,388	23,156

Total Equivalent Sales Volumes	87,001	73,258	71,405	71,721	124,086	112,723	97,770	92,241	303,385	426,820	592,008

Weighted Average Realized Prices (1)
Natural gas including hedges ($/Mcf)	$5.46	$5.76	$5.30	$6.18	$6.23	$5.12	$4.87	$4.35	$5.66	$5.22	$3.17
Natural gas excluding hedges ($/Mcf)	$5.54	$5.81	$5.35	$6.28	$6.50	$5.16	$4.93	$4.38	$5.73	$5.33	$2.99
Oil, condensate and liquids including hedges ($/Bbl)	$27.32	$32.57	$36.32	$39.44	$27.20	$25.20	$23.71	$25.52	$33.49	$24.91	$20.31
Oil, condensate and liquids excluding hedges ($/Bbl)	$27.31	$32.57	$36.44	$39.89	$28.01	$25.92	$24.32	$26.25	$33.63	$25.59	$20.41

Production cost
Average lease operating cost ($/Mcfe)	$0.49	$0.51	$0.67	$0.74	$0.32	$0.38	$0.50	$0.49	$0.60	$0.42	$0.42
Average production taxes ($/Mcfe)	$0.03	$0.09	$0.14	$0.19	$0.18	$0.12	$0.09	$0.19	$0.11	$0.14	$0.08

Total production cost ($/Mcfe)	$0.52	$0.60	$0.81	$0.93	$0.50	$0.50	$0.59	$0.68	$0.71	$0.56	$0.50

Average general and administrative cost ($/Mcfe)	$0.44	$0.51	$0.65	$0.75	$0.36	$0.43	$0.47	$0.29	$0.58	$0.39	$0.21

Unit of production depletion cost ($/Mcfe)	$1.58	$1.64	$1.75	$1.81	$1.24	$1.22	$1.35	$1.46	$1.69	$1.31	$1.02

(1)	Prices are stated after transportation costs

(2)	Includes Canada and Hungary

MARKETING AND TRADING

EARNINGS BEFORE INTEREST EXPENSE AND INCOME TAXES
(Excludes Intersegment Transactions)

	2004				2003				Year-to-Date
(In millions)	First	Second	Third	Fourth	First	Second	Third	Fourth	2004	2003	2002

Gross margin and other revenue	$(159)	$(141)	$(120)	$(88)	$(390)	$(275)	$82	$(53)	$(508)	$(636)	$(1,316)

Operating expenses
Operation and maintenance	13	10	15	15	44	50	38	51	53	183	173
Gain on long-lived assets	—	—	—	—	(2)	(1)	—	—	—	(3)	—
Western Energy Settlement	—	—	—	—	—	(25)	—	—	—	(25)	487
Depreciation, depletion and amortization	3	3	4	3	7	6	9	3	13	25	11
Taxes, other than income taxes	—	—	—	(12)	2	1	—	—	(12)	3	6

Total	16	13	19	6	51	31	47	54	54	183	677

Operating income (loss)	(175)	(154)	(139)	(94)	(441)	(306)	35	(107)	(562)	(819)	(1,993)

Equity earnings and other income (expense)	3	2	1	9	7	8	(7)	2	15	10	16

Earnings (loss) before interest expense and income taxes (EBIT)	$(172)	$(152)	$(138)	$(85)	$(434)	$(298)	$28	$(105)	$(547)	$(809)	$(1,977)

Significant items:
Operating expenses	$2	$—	$—	$—	$1	$3	$10	$—	$2	$14	$10
Western Energy Settlement and related expenses	—	—	—	—	—	(19)	—	—	—	(19)	487

Total Significant Items	$2	$—	$—	$—	$1	$(16)	$10	$—	$2	$(5)	$497

MARKETING AND TRADING
OPERATING DATA

	2004				2003				Year-to-Date
	First	Second	Third	Fourth	First	Second	Third	Fourth	2004	2003	2002

Price Risk Management Statistics
Forward Trading Book (in millions)	$(525)	$(626)	$(752)	$(61)	$(714)	$(853)	$(577)	$(488)	$(61)	$(488)	$(526)

Average VAR (in millions) (1)	$33	$31	$35	$51	$39	$45	$35	$27	$38	$37	$—

Physical Gas Delivery (BBtu/d)	2,073	1,735	1,793	1,724	5,536	3,341	3,113	2,885	1,831	3,710	11,879
Physical Power Sales (MMWh)	23,493	22,652	27,346	21,982	85,330	65,354	74,480	58,533	95,473	283,697	469,477
Financial Settlements (BBtue/d)	25,033	18,804	17,952	17,072	121,223	79,556	71,817	58,434	19,703	82,556	188,467

Analysis of Price Risk Management Activities and Forward Book

Trading Portfolio Value at Risk:

Dec 31, 2004
(In millions)
One Day VAR-95% Confidence Level at 12/31/04	$16
Average VAR-95% Confidence Level during 2004	$38
High VAR-95% Confidence Level during 2004	$82
Low VAR-95% Confidence Level during 2004	$16

	December 31, 2004
	Forward	Return of Cash	Total Cash
	Trading Book	Collateral (2)	Expectations (3)
	(In millions)
Risk Management Assets and Liabilities
Mark to Market Value and Cash Liquidation
2005	$(29)	$165	$136
2006	52	(55)	(3)
2007	(10)	(67)	(77)
2008	(4)	(52)	(56)
2009	(1)	(22)	(23)
Remainder	(69)	6	(63)

Total	$(61)	$(25)	$(86)

(1)	Average VAR was calculated using the historical simulation methodology at a 95% confidence level.

(2)	Return of cash collateral includes margin posted against our production hedge payables that are included in production segment’s non-trading book.

(3)	Estimated present value of our expected settlements of accrual positions through 2028, assuming a reasonable utilization of transportation and storage capacity, were $(286M) at December 31, 2004.

POWER (1)
EARNINGS BEFORE INTEREST EXPENSE AND INCOME TAXES
(Excludes Intersegment Transactions)

	2004				2003				Year-to-Date
(In millions)	First	Second	Third	Fourth	First	Second	Third	Fourth	2004	2003	2002

Gross margin and other revenue	$160	$194	$155	$134	$179	$255	$246	$185	$643	$865	$1,103

Operating expenses
Operation and maintenance	97	97	102	78	165	146	146	105	374	562	520
(Gain) loss on long-lived assets	224	16	77	266	(5)	—	41	149	583	185	160
Depreciation, depletion and amortization	16	12	14	12	20	27	23	21	54	91	45
Taxes, other than income taxes	11	13	10	6	4	14	10	12	40	40	26

Total	348	138	203	362	184	187	220	287	1,051	878	751

Operating income (loss)	(188)	56	(48)	(228)	(5)	68	26	(102)	(408)	(13)	352

Equity earnings and other income (expense)	49	46	41	(297)	(191)	117	41	18	(161)	(15)	(340)

Earnings (loss) before interest expense and income taxes (EBIT)	$(139)	$102	$(7)	$(525)	$(196)	$185	$67	$(84)	$(569)	$(28)	$12

Significant items:
Operating expenses	$227	$15	$80	$266	$(2)	$—	$41	$150	$588	$189	$174
Equity earnings and other income	18	15	11	346	294	(21)	25	41	390	339	482

Total Significant Items	$245	$30	$91	$612	$292	$(21)	$66	$191	$978	$528	$656

EBIT
Domestic power	$(73)	$41	$(33)	$(392)	$(233)	$103	$28	$(131)	$(457)	$(233)	$421
International power	(54)	70	42	(117)	49	91	78	78	(59)	296	(168)
Power G&A	(12)	(9)	(16)	(16)	(12)	(9)	(39)	(31)	(53)	(91)	(241)

Total Power	$(139)	$102	$(7)	$(525)	$(196)	$185	$67	$(84)	$(569)	$(28)	$12

(1)	Including the consolidation of Chaparral effective January 1, 2003 and Gemstone effective April 1, 2003

POWER
OPERATING DATA

	2004				2003				Year-to-Date
	First	Second	Third	Fourth	First	Second	Third	Fourth	2004	2003	2002

Price Risk Management Statistics
Forward Non-trading Book (in millions) (1)	$1,823	$946	$905	$665	$967	$2,199	$1,957	$1,925	$665	$1,925	$968

Asset Statistics
Power Assets Capacity (Net Megawatts Owned)
Domestic	3,982	3,715	1,950	1,341	5,277	5,301	5,295	4,008	1,341	4,008	5,649
International	4,446	4,446	4,456	4,487	4,773	4,598	4,646	4,367	4,487	4,367	4,836

Total	8,428	8,161	6,406	5,828	10,050	9,899	9,941	8,375	5,828	8,375	10,485

Power Generation Volumes (MMWh) - for consolidated plants only(2)	1,512	1,593	1,810	1,339	1,654	2,030	2,182	1,861	6,254	7,727	5,909

(1)	Forward non-trading book includes $1.2 billion of non-trading assets acquired in May 2003, upon consolidation of Chaparral

(2)	Including the consolidation of Chaparral effective January 1, 2003 and Gemstone effective April 1, 2003

FIELD SERVICES
EARNINGS BEFORE INTEREST EXPENSE AND INCOME TAXES
(Excludes Intersegment Transactions)

	2004				2003				Year-to-Date
(In millions)	First	Second	Third	Fourth	First	Second	Third	Fourth	2004	2003	2002

Gross margins
Gathering	$2	$2	$2	$1	$12	$7	$3	$1	$7	$23	$191
Processing	38	35	46	22	31	24	29	33	141	117	147
NGL business	5	7	4	2	4	(2)	1	6	18	9	11
Other	—	—	1	(2)	—	—	—	(17)	(1)	(17)	—

Total	45	44	53	23	47	29	33	23	165	132	349

Operating expenses
Operation and maintenance	27	24	19	32	31	39	30	10	102	110	179
(Gain) loss on long-lived assets	2	6	506	(6)	1	(6)	2	176	508	173	(179)
Depreciation, depletion and amortization	3	4	3	2	10	8	7	6	12	31	56
Taxes, other than income taxes	3	3	2	—	5	3	2	1	8	11	20

Total	35	37	530	28	47	44	41	193	630	325	76

Operating income (loss)	10	7	(477)	(5)	—	(15)	(8)	(170)	(465)	(193)	273

Equity earnings and other income (expense)	26	20	538	1	27	(41)	40	300	585	326	16

Earnings (loss) before interest expense and income taxes (EBIT)	$36	$27	$61	$(4)	$27	$(56)	$32	$130	$120	$133	$289

Significant items:
Operating expenses	$3	$7	$505	$(6)	$1	$(2)	$2	$175	$509	$176	$(177)
Equity earnings and other income	1	1	(513)	10	—	79	—	(260)	(501)	(181)	50

Total Significant Items	$4	$8	$(8)	$4	$1	$77	$2	$(85)	$8	$(5)	$(127)

Equity earnings from GulfTerra Energy Partners, L.P.(1)	$34	$29	$31	$6	$29	$42	$40	$42	$100	$153	$69

Cash Distributions from GulfTerra Energy Partners, L.P.
Common unit ownership	$7	$7	$7	$5	$8	$8	$8	$8	$26	$32	$30
Series C unit ownership	8	8	8	—	7	7	8	8	24	30	—
General partner ownership	21	22	22	2	15	16	18	21	67	70	43

Total	$36	$37	$37	$7	$30	$31	$34	$37	$117	$132	$73

(1)	In September 2004, in connection with the closing of the merger between GulfTerra and Enterprise, we completed the sale of substantially all of our interests in GulfTerra, as well as nine processing plants located in South Texas to affiliates of Enterprise. The GulfTerra interests sold were our interest in the general partner of GulfTerra, 10.9 million Series C units and 2.9 million GulfTerra common units. Our total gross cash proceeds from the sales were approximately $1.03 billion. In addition to the cash proceeds, we received a 9.9 percent interest in the general partner of the combined organization, Enterprise Products GP, LLC. Our remaining GulfTerra common units were exchanged for approximately 13.5 million common units in Enterprise as a result of the merger. As of December 31, 2004, we have approximately $257 million of investments in unconsolidated affiliates on our balance sheet related to Enterprise. We sold our remaining interests to Enterprise in January 2005.

FIELD SERVICES

VOLUMES AND RATES

(Exclude Intersegment Volumes)

	2004				2003				Year-to-Date
	First	Second	Third	Fourth	First	Second	Third	Fourth	2004	2003	2002

Gathering volumes remaining assets (BBtu/d)	186	251	223	154	200	217	190	222	203	207	292
Gathering volumes from assets sold(1)	—	—	—	—	377	227	—	—	—	150	2,731

Total Gathering volumes (BBtu/d)	186	251	223	154	577	444	190	222	203	357	3,023

Weighted average gathering rates ($/MMBtu)	$0.12	$0.11	$0.09	$0.07	$0.22	$0.18	$0.15	$0.10	$0.10	$0.18	$0.17

Processing volumes remaining assets (Inlet BBtu/d )	1,814	1,765	1,819	1,568	3,139	3,107	3,017	3,299	1,780	3,141	3,076
Processing volumes from assets sold(2)	1,429	1,370	1,363	—	168	95	—	—	1,000	65	844

Total processing volumes (Inlet BBtu/d)	3,243	3,135	3,182	1,568	3,307	3,202	3,017	3,299	2,780	3,206	3,920

Weighted average processing margins ($/MMBtu)	$0.13	$0.12	$0.16	$0.14	$0.11	$0.08	$0.10	$0.11	$0.14	$0.10	$0.10

Total NGL production (Bbl/d)(3)	118,302	116,764	112,694	42,313	107,136	100,676	96,202	109,104	97,409	103,266	160,438

	2004				2003				Year-to-Date
	First	Second	Third	Fourth	First	Second	Third	Fourth	2004	2003	2002

GulfTerra Energy Partners, L.P. (4)
Natural gas pipelines and plants (BBtu/d)	7,645	7,952	7,910	—	7,599	7,831	7,750	7,564	7,836	7,686	5,302

Oil and NGL logistics (Bbls/d)	267,750	288,769	332,182	—	275,800	276,123	243,209	248,719	296,365	260,840	226,353

(1)	Sold assets primarily include the Texas Intrastate Pipeline and the Waha and Carlsbad Gathering Systems sold in the second quarter 2002; the San Juan Gathering system sold in the fourth quarter 2002; the Mid Continent and North Louisiana assets sold in the second quarter 2003.

(2)	Sold assets primarily include the Indian Basin plant sold in the second quarter 2002; the Chaco plant sold in the fourth quarter 2002; and the Mid Continent and North Louisiana plants sold in the second quarter 2003.

(3)	South Texas assets sold in the third quarter of 2004, thus reducing gallons available for sale and lower volumes from our remaining assets in the third and fourth quarters of 2004.

(4)	Assets sold to Enterprise effective September 2004.

OTHER NON-REGULATED (1)
EARNINGS BEFORE INTEREST EXPENSE AND INCOME TAXES
(Excludes Intersegment Transactions)

	2004				2003				Year-to-Date

(In millions)	First	Second	Third	Fourth	First	Second	Third	Fourth	2004	2003	2002

Gross margin and other revenue	$30	$14	$17	$17	$11	$19	$16	$14	$78	$60	$55

Operating expenses
Operation and maintenance	8	9	6	4	77	15	7	15	27	114	110
(Gain) loss on long-lived assets	—	—	(1)	3	11	413	4	72	2	500	213
Depreciation, depletion and amortization	2	2	2	3	11	7	1	3	9	22	29
Taxes, other than income taxes	3	4	6	2	(1)	1	19	2	15	21	3

Total	13	15	13	12	98	436	31	92	53	657	355

Operating income (loss)	17	(1)	4	5	(87)	(417)	(15)	(78)	25	(597)	(300)

Equity earnings and other income (expense)	1	(3)	1	3	(10)	—	1	3	2	(6)	1

Earnings (loss) before interest expense and income taxes (EBIT)	$18	$(4)	$5	$8	$(97)	$(417)	$(14)	$(75)	$27	$(603)	$(299)

Significant items:
Operating expenses	$—	$—	$(1)	$3	$60	$413	$5	$72	$2	$550	$213
Equity earnings and other income	—	—	—	—	10	—	—	—	—	10	—

Total Significant Items	$—	$—	$(1)	$3	$70	$413	$5	$72	$2	$560	$213

EBIT
Global Networks (Telecom)	$(2)	$(6)	$—	$7	$(20)	$(403)	$(14)	$(3)	$(1)	$(440)	$(233)
LNG	—	(2)	—	(3)	(78)	(25)	(7)	(75)	(5)	(185)	(35)
EnCap	15	—	2	—	2	8	7	4	17	21	(18)
Petroleum Markets Other	5	4	3	4	(1)	3	—	(1)	16	1	(13)

Total EBIT	$18	$(4)	$5	$8	$(97)	$(417)	$(14)	$(75)	$27	$(603)	$(299)

(1) Included in Corporate results in SEC 2004 filings

EL PASO CORPORATION
SCHEDULE OF SIGNIFICANT ITEMS
(UNAUDITED)

	2004				2003				Year-to-Date

(In millions)	First	Second	Third	Fourth	First	Second	Third	Fourth	2004	2003	2002

Restructuring costs
Employee severance, retention and transition costs	$27	$6	$2	$3	$25	$31	$6	$9	$38	$71	$37
Transaction costs and fees	—	—	—	—	—	—	—	—	—	—	40
Facility closures, LNG charter cancellation and other costs	—	—	30	50	44	—	4	—	80	48	—

Total restructuring costs	27	6	32	53	69	31	10	9	118	119	77

Impairments and net (gain) loss on sale of long-lived assets
Long-lived assets impairment	230	23	576	279	9	416	44	322	1,108	791	440
Long-lived assets net (gain) loss on sales	(7)	(6)	5	(8)	6	(15)	10	76	(16)	77	(247)

Total (gain) loss on long-lived assets	223	17	581	271	15	401	54	398	1,092	868	193

Impairments and net (gain) loss on sale of investments
Equity investments impairment	18	19	14	346	293	81	24	51	397	449	566
Equity investments net (gain) loss on sales	1	(1)	(520)	(6)	11	(23)	—	(261)	(526)	(273)	48
Cost basis investments impairment	—	(2)	2	2	—	—	—	(1)	2	(1)	56

Total (gain) loss on investments	19	16	(504)	342	304	58	24	(211)	(127)	175	670

Re-application of SFAS No. 71 (CIG and WIC)	—	—	—	—	—	—	—	(18)	—	(18)	—
Western Energy Settlement and related expenses	—	—	—	—	—	138	(20)	1	—	119	899
Ceiling test charges	—	—	—	—	—	—	5	—	—	5	5
Currency loss on Euro bond offering	—	—	—	—	—	—	—	—	—	—	45

Total significant items impacting EBIT	$269	$39	$109	$666	$388	$628	$73	$179	$1,083	$1,268	$1,889

Significant Items impacting EBIT by segment:
Pipeline Group	$4	$1	$(4)	$(16)	$—	$154	$(23)	$(13)	$(15)	$118	$550
Production	9	2	1	10	3	(4)	15	2	22	16	5
Marketing and Trading	2	—	—	—	1	(16)	10	—	2	(5)	497
Power	245	30	91	612	292	(21)	66	191	978	528	656
Field Services	4	8	(8)	4	1	77	2	(85)	8	(5)	(127)
Other non-regulated	—	—	(1)	3	70	413	5	72	2	560	213
Corporate (see below)	5	(2)	30	53	21	25	(2)	12	86	56	95

Total significant items impacting EBIT	$269	$39	$109	$666	$388	$628	$73	$179	$1,083	$1,268	$1,889

Corporate
Significant items:
Operating expenses	$5	$(2)	$30	$50	$21	$23	$(2)	$7	$83	$49	$50
Western Energy Settlement and related expenses	—	—	—	—	—	2	—	—	—	2	—
Equity earnings and other income	—	—	—	3	—	—	—	5	3	5	45

Total Significant Items	$5	$(2)	$30	$53	$21	$25	$(2)	$12	$86	$56	$95